SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                    Current Report Pursuant to Section 13 or
                  15(d) of the Securities Exchange Act of 1934


         Date of Report (date of earliest event reported): December 1995

                             BIOPHARMACEUTICS, INC.
             (Exact name of Registrant as specified in its Charter)

  DELAWARE                            1-9370                    13-3186327
(State or other                 (Commission File Number)      (I.R.S Employer
jurisdiction of                                                  I.D. Number)
incorporation)

          990 Station Road
         Bellport, New York                                   11713
(Address of principal executive offices)                    (Zip Code)


       Registrant's telephone number, including area code: (516)286-5800


                                       N/A
         (Former name or former address, if changed since last report.)


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Item 5.  Other Events

         By court order dated November 17, 1995, the United States District Court for the Eastern District of New York reduced the fine imposed in the original judgment and probation commitment order dated August 22, 1989 against Patient Medical Systems Corp. (now known as Biopharmaceutics, Inc.) to $50,000, from an original amount of $175,000, payable $25,000 on or before December 13, 1995 and $25,000 payable on May 13, 1996. In the event that the Company fails to timely make any of the payments specified, the fine shall be increased to $163,000 with interest from August 22, 1989.





                                  EXHIBIT INDEX

                           Current Report on Form 8-K

                                       of

                             Biopharmaceutics, Inc.

                        Date of Report: December 1, 1995


Exhibits:

28.8  Court order dated November 17, 1995 (Order received November 27, 1995)


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          BIOPHARMACEUTICS, INC.
                                          (Registrant)

                                          By: /s/  Edward Fine
                                              --------------------
                                              Edward Fine
                                              President, Chief Executive Officer
                                              (Signature)

Dated:  December 1, 1995


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